united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/16

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2016

1-877-413-3228

www.13DActivistFund.com

Distributed by ALPS Distributors, Inc.

Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Prospectus.

TO SHAREHOLDERS OF THE 13D ACTIVIST FUND March 31, 2016

The six month period ending March 31, 2016 has been the most turbulent period since the Fund’s inception on December 28, 2011. While the Fund was only down 0.19% during this six month period, it significantly underperformed the S&P500, which returned 8.49% for the six months. Moreover, the mass exodus from value stocks relative to growth stocks, the lack of realized activist catalysts and the negative headline effect from the implosion of Valeant (more on that later on this letter) led to the most calamitous period for activist stocks that we have ever seen. However, none of these events affected the value of our portfolio positions and we are still strong believers in the activist strategy and the uncorrelated returns that the strategy could offer. Lastly, it has re-affirmed our belief in long term investing and the futility of trying to “time the market.”

While the Fund has begun to rebound, most of the positive return the Fund has experienced since February 11 has been somewhat correlated in that it was due to a rotation out of growth stocks and into value stocks. In 2015, the Russell 3000 Growth Index out-performed the Russell 3000 Value Index by 922 basis points. Since, then, the Russell 3000 Value Index outperformed the Growth Index by 350 basis points. We believe this rotation will continue and the fund will be the beneficiary of significant correlated market returns. What had been lacking in our performance until recently is non-correlated returns historically provided by an activist strategy, and we have started to see more of that so far in 2016. An unusual number of our 27 portfolio companies have announced potential short term catalysts and some of them have already started to consummate these catalysts.

The dialog about activism has been hijacked by Valeant over the past six months, and for good reason. Two of the largest, most respected activist investors had big positions in Valeant as it dove from over $260 per share to $26 per share. The strategy of shareholder activism is a public strategy and successes are high profile as are failures. However, it seems like the media likes to talk about activist failures much more than their successes. This is not the first time that ValueAct or Pershing Square had a horrible investment outcome and it will not be the last. Both of these funds have significantly outperformed the S&P500 on a net basis since inception and we are still strong believers in both of them.

Our experience with Valeant is a good illustration of our catalyst oriented investing process. We initially started building our position in Valeant in 2012 at $48 per share. The catalyst was growth by acquisition, ValueAct was the activist, and it had a seat on the board. We held an overweight position until April 23, 2014, when the stock traded at $135 per share. At that point we sold our entire position because Mason Morfitt of ValueAct announced he would be leaving the Board, and therefore the activist catalyst was gone. On September 25, 2014, Valeant announced that Jeff Ubben, ValueAct’s founder, was joining the board and accordingly, we reinstated our position at $127.54, but this time as an underweight position. We held that position until mid-October, 2015 when the short seller report and ensuing events caused the stock to

CN 13D 203 Exp 11/30/16

implode. At that point, we did not think the activist catalyst of growth by acquisition was viable and we sold our entire position at an average of $116.48 per share. By focusing on the activist catalyst and its viability, there is a discipline to our sell thesis that we think is beneficial. Moreover, because we are following the activist and are not an activist ourselves, we have the advantage of not being restricted and have greater flexibility in the ability to sell or decrease our position.

A final word about activism. Over the past six months, shareholder activism has somewhat fallen out of favor with many, particularly in the mainstream media. This is not necessarily a bad thing. The pendulum in favor of shareholder activism and its media attention had frankly swung way too far and it needed to come back a little. Shareholder activism in some form has existed for as long as there have been public markets and will always exist. Moreover, continues to evolve into a more widely accepted and socially responsible strategy. However, even at the height of shareholder activism, fewer than 3% of public companies were engaged by activists and less than 5% of hedge funds were activists. There will always be underperforming and undervalued companies and activists ready to engage them. What will likely dissipate is the inordinate amount of media attention that those situations receive. And while that may be bad for our marketing efforts, I believe it will be good for our investment returns.

We continue to strongly believe in shareholder activism and our ability to construct the best portfolio of activist investments. We hope to continue to bring to our investors over the next fiscal year and beyond the outsized returns that we believe an activist strategy offers.

CN 13D 203 Exp 11/30/16

13D Activist Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2016

The Fund’s performance figures* for the periods ended March 31, 2016, compared to its benchmark:

				Inception** -	Inception*** -
Annualized Average Returns:	Six Months	One Year	Three Year	March 31, 2016	March 31, 2016
13D Activist Fund - Class A	-0.39%	-14.45%	6.92%	13.40%	N/A
13D Activist Fund - Class A w/ load	-6.11%	-19.35%	4.82%	11.83%	N/A
13D Activist Fund - Class C	-0.71%	-15.07%	6.16%	N/A	10.50%
13D Activist Fund - Class I	-0.19%	-14.21%	7.21%	13.71%	N/A
S&P 500 Total Return Index ****	8.49%	1.78%	11.82%	14.89%	14.12%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.75%, 2.50% and 1.50% for Class A, C and I shares, respectively, per the January 28, 2016 Prospectus. Redemptions made within 30 days of purchase are subject to a redemption fee of 2.00%. Class A Shares are subject to a maximum sales charge of 5.75% on purchases. Class A and Class C shares are subject to a contingent deferred sales charge of up to 1.00%. This material must be proceeded or accompanied by a Prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call 1-877-413-3228.

**	Inception date for Class A and Class I shares is December 28, 2011.

***	Inception for Class C shares date is December 11, 2012.

****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Portfolio Composition as of March 31, 2016

Top Holdings By Industry	% of Net Assets
Commercial Services	11.1%
Real Estate	7.9%
Software	6.8%
Food	5.8%
Machinery - Diversified	5.3%
Semiconductors	5.2%
Retail	5.0%
Pharmaceuticals	4.7%
Transporation	4.6%
Chemicals	4.4%
Other, Cash & Cash Equivalents	39.2%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

13D Activist Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2016

Shares		Value
	COMMON STOCK - 92.8%
	AUTO PARTS & EQUIPMENT - 3.2%
282,047	Allison Transmission Holdings, Inc.	$7,609,628

	BUILDING MATERIALS - 2.8%
136,156	Armstrong World Industries, Inc. *	6,585,866

	CHEMICALS - 4.4%
72,862	Air Products & Chemicals, Inc.	10,495,771

	COMMERCIAL SERVICES - 11.1%
310,196	Brink’s Co.	10,419,484
407,251	Hertz Global Holdings, Inc. *	4,288,353
128,228	Sotheby’s	3,427,535
199,254	Team Health Holdings, Inc. *	8,330,810
		26,466,182
	DIVERSIFIED FINANCIAL SERVICES - 4.1%
286,884	FNF Group	9,725,368

	FOOD - 5.8%
138,648	ConAgra Foods, Inc.	6,186,474
192,771	Mondelez International, Inc. - Class A	7,733,972
		13,920,446
	HEALTHCARE - PRODUCTS - 3.7%
215,991	Baxter International, Inc.	8,872,910

	INVESTMENT COMPANIES - 4.0%
619,438	American Capital Ltd. *	9,440,235

	MACHINERY - CONSTRUCTION & MINING - 3.6%
438,494	ABB Ltd.	8,515,553

	MACHINERY - DIVERSIFIED - 5.3%
656,376	Manitowoc Co., Inc.	2,842,108
656,376	Manitowoc Foodservice, Inc. *	9,674,982
		12,517,090

See accompanying notes to financial statements.

13D Activist Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2016

Shares		Value
	MEDIA - 2.6%
222,554	Twenty-First Century Fox, Inc.	$6,276,023

	MISCELLANEOUS MANUFACTURER - 2.6%
116,007	Pentair PLC	6,294,540

	OIL & GAS - 2.0%
142,517	Cheniere Energy, Inc. *	4,821,350

	PHARMACEUTICALS - 4.7%
253,869	Zoetis, Inc. - Class A	11,254,013

	PIPELINES - 1.3%
187,934	Williams Companies, Inc.	3,020,099

	REAL ESTATE - 7.9%
246,887	CBRE Group, Inc. - Class A *	7,115,283
110,324	Howard Hughes Corp. *	11,682,208
		18,797,491
	RETAIL - 5.0%
244,654	Cabela’s, Inc. *	11,912,203

	SEMICONDUCTORS - 5.2%
1,210,739	Marvell Technology Group Ltd.	12,482,719

	SOFTWARE - 6.8%
85,296	Citrix Systems, Inc. *	6,702,560
333,076	Qlik Technologies, Inc. *	9,632,558
		16,335,118
	TELECOMMUNICATIONS - 2.1%
444,918	Polycom, Inc. *	4,960,836

	TRANSPORTATION - 4.6%
83,366	Canadian Pacific Railway Ltd.	11,061,835

	TOTAL COMMON STOCK (Cost - $221,293,492)	221,365,276

See accompanying notes to financial statements.

13D Activist Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2016

Shares		Value
	SHORT-TERM INVESTMENTS - 6.7%
	MONEY MARKET FUND - 6.7%
15,917,911	BlackRock Liquidity Funds - T-Fund, Institutional Shares, 0.20% ** (Cost - $15,917,911)	$15,917,911

	TOTAL INVESTMENTS - 99.5% (Cost - $237,211,403) (a)	$237,283,187
	OTHER ASSETS LESS LIABILITIES - NET - 0.5%	1,180,228
	NET ASSETS - 100.0%	$238,463,415

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on March 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $237,463,937 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$16,333,877
Unrealized Depreciation:	(16,514,627)
Net Unrealized Depreciation:	$(180,750)

See accompanying notes to financial statements.

13D Activist Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2016

ASSETS
Investment securities:
At cost	$237,211,403
At value	$237,283,187
Receivable for securities sold	8,674,826
Dividends and interest receivable	295,927
Receivable for Fund shares sold	55,375
TOTAL ASSETS	246,309,315

LIABILITIES
Payable for investments purchased	6,586,860
Payable for Fund shares redeemed	920,419
Investment advisory fees payable	307,244
Distribution (12b-1) fees payable	31,377
TOTAL LIABILITIES	7,845,900
NET ASSETS	$238,463,415

Net Assets Consist Of:
Paid in capital	$262,193,589
Accumulated net investment loss	(1,584,013)
Accumulated net realized loss on investments	(22,215,015)
Net unrealized appreciation of investments and foreign currency translations	68,854
NET ASSETS	$238,463,415

Net Asset Value Per Share:
Class A Shares:
Net Assets	$54,482,325
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,581,289
Net Asset Value (Net Assets / Shares Outstanding) and redemption price per share (a,b)	$15.21
Maximum offering price per share (maximum sales charge of 5.75%)	$16.14

Class C Shares:
Net Assets	$23,830,226
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,548,284
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share (a,c)	$15.39

Class I Shares:
Net Assets	$160,150,864
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	10,400,250
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share (a)	$15.40

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

(b)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge (“CDSC”) may apply to redemptions made within twelve months of purchase.

(c)	Purchases are subject to a 1.00% CDSC of the purchase price on shares redeemed during the first twelve months after their purchase.

See accompanying notes to financial statements.

13D Activist Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2016

INVESTMENT INCOME
Dividends (net of $12,005 foreign taxes withheld)	$2,204,694
Interest	4,822
TOTAL INVESTMENT INCOME	2,209,516

EXPENSES
Investment advisory fees	2,485,871
Distribution (12b-1) fees - Class A (Note 4)	84,671
Distribution (12b-1) fees - Class C (Note 4)	129,952
TOTAL EXPENSES	2,700,494
NET INVESTMENT LOSS	(490,978)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments	(20,780,629)

Net change in unrealized appreciation (depreciation) of:
Investments	12,002,701
Foreign currency translations	2,268
12,004,969

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(8,775,660)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,266,638)

See accompanying notes to financial statements.

13D Activist Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2016	September 30, 2015
	(Unaudited)
FROM OPERATIONS
Net investment loss	$(490,978)	$(1,285,836)
Net realized loss on investments	(20,780,629)	(1,295,838)
Net payments by affiliates and net realized loss from trade error (Note 6)	—	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency	12,004,969	(18,831,267)
Net decrease in net assets resulting from operations	(9,266,638)	(21,412,941)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class A	—	(4,264,456)
Class C	—	(1,248,539)
Class I	—	(14,344,096)
Net decrease in net assets resulting from distributions to shareholders	—	(19,857,091)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	3,461,014	35,174,334
Class C	1,006,479	13,479,420
Class I	15,860,345	150,656,689
Reinvestment of distributions to shareholders:
Class A	—	4,020,374
Class C	—	1,160,991
Class I	—	11,773,352
Payments for shares redeemed:
Class A	(25,288,735)	(37,391,032)
Class C	(6,026,915)	(3,556,885)
Class I	(156,397,055)	(66,551,961)
Redemption fee proceeds:
Class A	2,101	4,059
Class C	813	1,179
Class I	7,281	12,839
Net increase (decrease) in net assets resulting from shares of beneficial interest	(167,374,672)	108,783,359

TOTAL INCREASE (DECREASE) IN NET ASSETS	(176,641,310)	67,513,327

NET ASSETS
Beginning of Period	415,104,725	347,591,398
End of Period*	$238,463,415	$415,104,725
* Includes accumulated net investment loss of:	$(1,584,013)	$(1,093,035)

See accompanying notes to financial statements.

13D Activist Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2016	September 30, 2015
	(Unaudited)
SHARE ACTIVITY
Shares Sold:
Class A	223,777	2,016,715
Class C	64,553	765,311
Class I	1,046,637	8,805,340
Shares Reinvested:
Class A	—	251,588
Class C	—	71,139
Class I	—	730,357
Shares Redeemed:
Class A	(1,801,092)	(2,238,825)
Class C	(398,397)	(203,746)
Class I	(10,550,075)	(3,924,341)
Net increase (decrease) in shares of beneficial interest outstanding	(11,414,597)	6,273,538

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class A
	For the Six Months		For the Year		For the Year	For the Year	For the Period
	Ended		Ended		Ended	Ended	Ended
	March 31, 2016		September 30, 2015		September 30, 2014	September 30, 2013	September 30, 2012 (1)
	(Unaudited)
Net asset value, beginning of period	$15.27		$16.70		$15.11	$11.50	$10.00
Activity from investment operations:
Net investment loss (2)	(0.03)		(0.08)		(0.05)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.03)		(0.41)		2.05	4.09	1.58
Total from investment operations	(0.06)		(0.49)		2.00	3.99	1.50
Paid-in-Capital from redemption fees (2)(3)	0.00		0.00		0.00	0.00	0.00
Less distributions from:
Net realized gains	—		(0.94)		(0.41)	(0.38)	—
Net asset value, end of period	$15.21		$15.27		$16.70	$15.11	$11.50
Total return (4)	-0.39	% (7)	-3.18	% (5)	13.54%	35.65%	15.00	% (6,7)
Net assets, end of period (000s)	$54,482		$78,753		$85,667	$57,361	$139
Ratio of expenses to average net assets	1.75	% (8)	1.75%		1.75%	1.75%	1.75	% (8)
Ratio of net investment loss to average net assets	-0.40	% (8)	-0.46%		-0.31%	-0.72%	-0.95	% (8)
Portfolio Turnover Rate	71	% (7)	122%		85%	73%	76	% (7)

(1)	The 13D Activist Fund’s Class A commenced operations on December 28, 2011.

(2)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total return shown excludes the effect of applicable sales load and redemption fees.

(5)	As a result of a trade error, the Fund experienced a loss totaling $1,450 for the year ended September 30, 2015, all of which was reimbursed by the Adviser; there was no effect on total return due to trade error. (Note 6)

(6)	As a result of a trade error, the Fund experienced a loss totaling $23 for the period ended September 30, 2012, all of which was reimbursed by the Adviser; there was no effect on total return due to trade error.

(7)	Not annualized.

(8)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class C
	For the Six Months		For the Year		For the Year	For the Period
	Ended		Ended		Ended	Ended
	March 31, 2016		September 30, 2015		September 30, 2014	September 30, 2013 (1)
	(Unaudited)
Net asset value, beginning of period	$15.50		$17.07		$15.55	$12.02
Activity from investment operations:
Net investment loss (2)	(0.09)		(0.21)		(0.18)	(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02)		(0.42)		2.11	3.70
Total from investment operations	(0.11)		(0.63)		1.93	3.53
Paid-in-Capital from redemption fees (2)(3)	0.00		0.00		0.00	0.00
Less distributions from:
Net realized gains	—		(0.94)		(0.41)	(0.00	) (3)
Net asset value, end of period	$15.39		$15.50		$17.07	$15.55
Total return (4)	-0.71	% (5)	-3.96	% (6)	12.69%	29.40	% (5,7)
Net assets, end of period (000s)	$23,830		$29,177		$21,326	$5,506
Ratio of expenses to average net assets	2.50	% (8)	2.50%		2.50%	2.50	% (8)
Ratio of net investment loss to average net assets	-1.14	% (8)	-1.19%		-1.10%	-1.42	% (8)
Portfolio Turnover Rate	71	% (5)	122%		85%	73	% (5)

(1)	The 13D Activist Fund’s Class C commenced operations on December 11, 2012.

(2)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total return shown excludes the effect of applicable redemption fees.

(5)	Not annualized.

(6)	As a result of a trade error, the Fund experienced a loss totaling $1,450 for the year ended September 30, 2015, all of which was reimbursed by the Adviser; there was no effect on total return due to trade error. (Note 6)

(7)	As a result of a trade error, the Fund experienced a loss totaling $23 for the period ended September 30, 2012, all of which was reimbursed by the Adviser; there was no effect on total return due to trade error.

(8)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class I
	For the Six Months		For the Year		For the Year	For the Year	For the Period
	Ended		Ended		Ended	Ended	Ended
	March 31, 2016		September 30, 2015		September 30, 2014	September 30, 2013	September 30, 2012 (1)
	(Unaudited)

Net asset value, beginning of period	$15.43		$16.83		$15.19	$11.53	$10.00
Activity from investment operations:
Net investment loss (2)	(0.01)		(0.03)		(0.02)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.02)		(0.43)		2.07	4.11	1.59
Total from investment operations	(0.03)		(0.46)		2.05	4.04	1.53
Paid-in-Capital from redemption fees (2)(3)	0.00		0.00		0.00	0.00	0.00
Less distributions from:
Net realized gains	—		(0.94)		(0.41)	(0.38)	—
Net asset value, end of period	$15.40		$15.43		$16.83	$15.19	$11.53
Total return (4)	-0.19	% (5)	-2.97	% (6)	13.81%	36.00%	15.30	% (5,7)
Net assets, end of period (000s)	$160,151		$307,175		$240,599	$31,413	$4,564
Ratio of expenses to average net assets	1.50	% (8)	1.50%		1.50%	1.50%	1.50	% (8)
Ratio of net investment loss to average net assets	-0.17	% (8)	-0.18%		-0.14%	-0.51%	-0.70	% (8)
Portfolio Turnover Rate	71	% (5)	122%		85%	73%	76	% (5)

(1)	The 13D Activist Fund’s Class I commenced operations on December 28, 2011.

(2)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total return shown excludes the effect of applicable redemption fees.

(5)	Not annualized.

(6)	As a result of a trade error, the Fund experienced a loss totaling $1,450 for the year ended September 30, 2015, all of which was reimbursed by the Adviser; there was no effect on total return due to trade error. (Note 6)

(7)	As a result of a trade error, the Fund experienced a loss totaling $23 for the period ended September 30, 2012, all of which was reimbursed by the Adviser; there was no effect on total return due to trade error.

(8)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2016

1.	ORGANIZATION

The 13D Activist Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is capital appreciation. The Fund currently offers three classes of shares; Class A, Class C and Class I shares. The Fund’s Class A and Class I commenced operations on December 28, 2011; Class C commenced operations on December 11, 2012. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. There are no sales charges on reinvested distributions. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is comprised of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2016

consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2016 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$221,365,276	$—	$—	$221,365,276
Short-Term Investments	15,917,911	—	—	15,917,911
Total Investments	$237,283,187	$—	$—	$237,283,187

The Fund did not hold any Level 2 or Level 3 securities during the period. There were no transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classifications.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2016

Forward Foreign Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from forward foreign currency contracts in the Statement of Operations. For the six months ended March 31, 2016, the Fund had a net realized gain of $0 on forward foreign currency contracts.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2013 through 2015, or expected to be taken in the Fund’s September 30, 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2016

3.	INVESTMENT TRANSACTIONS

For the six months ended March 31, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $224,329,869 and $369,718,064, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

13D Management LLC (the “Adviser”) serves as the Fund’s investment adviser under an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser pays all operating expenses of the Fund, except for the fee payments under the Advisory Agreement, brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and authorized expenses pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.50% of the Fund’s average daily net assets. For the six months ended March 31, 2016 the Adviser earned advisory fees of $2,485,871.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of the Class A and Class C shares (the “Plans”). Class I does not have a Plan. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate 0.25% and 1.00% of its average daily net assets of Class A and Class C shares, respectively. Pursuant to the Plans, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. For the six months ended March 31, 2016, the Class A and Class C shares incurred distribution fees in the amount of $84,671 and $129,952, respectively, payable to ALPS Distributors, Inc., the Fund’s distributor.

Gemini Fund Services, LLC (“GFS”) – GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Adviser pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Adviser.

Each Trustee who is not affiliated with the Trust or an adviser receives quarterly fees. For the six months ended March 31, 2016, the Trustees received fees in the amount of $4,535, paid by the Adviser.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the six months ended March 31, 2016, the Class A, Class C and Class I assessed $2,101, $813 and $7,281 in redemption fees , respectively.

6.	PAYMENTS BY AFFILIATES

As a result of trade error, the Fund experienced a loss of $1,450, all of which was reimbursed by the Adviser for the year ended September 30, 2015.

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2016

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended September 30, 2015 and September 30, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2015	September 30, 2014
Ordinary Income	$15,024,249	$3,200,832
Long-Term Capital Gain	4,832,842	400,542
	$19,857,091	$3,601,374

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Post October Loss	Capital Loss	Unrealized	Total
and	Carry	Appreciation/	Accumulated
Late Year Loss	Forwards	(Depreciation)	Deficit
$(2,189,799)	$(85,089)	$(12,188,648)	$(14,463,536)

The difference between book basis and tax basis accumulated net investment loss, accumulated net realized loss, and unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $1,277,886.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $911,913.

At September 30, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
Short-Term	Total
$85,089	$85,089

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gains/ (losses) and net operating losses, resulted in reclassification for the year ended September 30, 2015 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(194,943)	$192,801	$2,142

8.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2016

fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13D Activist Fund
EXPENSE EXAMPLES (Unaudited)
March 31, 2016

As a shareholder of the 13D Activist Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and contingent deferred sales charges on certain sales of Class A and Class C shares and redemption fees on certain sales of Class A, Class C or Class I shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period presented below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Fund’s Annualized
Actual	10/1/15	3/31/16	10/1/15 – 3/31/16*	Expense Ratio
Class A	$1,000.00	$ 996.10	$ 8.73	1.75%
Class C	$1,000.00	$ 992.90	$ 12.46	2.50%
Class I	$1,000.00	$ 998.10	$ 7.49	1.50%

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Fund’s Annualized
(5% return before expenses)	10/1/15	3/31/16	10/1/15 – 3/31/16*	Expense Ratio
Class A	$1,000.00	$1,016.25	$ 8.82	1.75%
Class C	$1,000.00	$1,012.50	$ 12.58	2.50%
Class I	$1,000.00	$1,017.50	$ 7.57	1.50%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

13D Activist Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2016

Approval of Advisory Agreement –13D Activist Fund *

In connection with the regular meeting held on November 16 & 17, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between 13D Management LLC (“13D”) and the Trust, with respect to the 13D Activist Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that 13D was established in 2011 for the sole purpose of managing the Fund, and currently has over $450 million in assets under management. They considered that 13D’s affiliate, a subscription research firm, reviews and analyzes 13D filings and provides reports on the material filings to various institutional investors, and it is this research upon which the Fund’s strategy is based. The Board noted that the firm’s principal is an attorney by trade, is a leading commentator on investor activism, writes a weekly column on activism, and is a contributor to various financial media outlets. The Trustees noted that in July 2015, 13D added an experienced CCO to the team who will enhance day to day controls while the firm also continues to utilize the services of an outside compliance service to assist with the regulatory requirements. The Trustees noted that 13D’s investment process consists of analyzing 13D filings, identifying the activist, analyzing his track record within a particular sector and his chances of success before making a final determination whether to invest in that company and what the appropriate weights should be. They agreed that the portfolio manager’s experience with the investment process, which goes back to 2006, provides insight to the investment philosophies, habits, and styles of the activist investors. The Trustees further noted that 13D monitors compliance with the Fund’s investment limitations with 13D’s order management system by performing pre-trade checks, and on a post-trade basis reviews trading activity and current positions for compliance to the prospectus. The Trustees considered that although 13D has negotiated competitive commissions from a reputable full service broker-dealer, it regularly evaluates other brokers to add to its approved broker list. They noted that 13D reported no material compliance or litigation issues since the previous advisory contract approval. The Board appreciated that 13D’s investment process is deep in research and labor intensive, and that 13D’s portfolio manager has been recognized as an authority and is well known in the activist community. The Board noted that 13D’s niche strategy has thus far been a benefit to the Fund and concluded that 13D should continue to provide high quality service to the Fund and its shareholders.

Performance. The Trustees noted that over the last 3 years 13D has done an excellent job of implementing the Fund’s strategy. They agreed that the strategy has resulted in solid returns and the Fund has outperformed the Mid-Cap Growth Morningstar category. They noted that the Fund’s MPT statistics show that the Fund has generated over 5% of alpha over 3 years, while generating slightly negative alpha over 1 year, and considered that this compares favorably to the Mid-Cap Growth benchmark which generated -11 basis points of alpha over 3 years, and a positive 1.02% over 1 year. The Trustees noted that the Fund has also experienced a higher sharpe ratio than the benchmarks over 3 years while lagging slightly over 1 year. A representative of 13D stated that the Fund’s strategy can have lagging periods of performance, but 13D will continue to implement the strategy expecting long-term positive results. The Trustees concluded that 13D is meeting the Fund’s objective and should be retained.

Fees and Expenses. The Trustees noted 13D charges an advisory fee of 1.50% for services provided to the Fund. They noted that the fee is higher than the peer group average and the Morningstar category average, but within the range of fees charged by peer group funds and tied with the highest advisory fee of the Morningstar category. They considered, however, that the advisory fee is a unitary fee, and only a portion of that fee is attributable to advisory services and the remainder is attributable to administrative, fund accounting, transfer agency, and other fund operational expenses. They noted the benefit the relatively uncommon unitary fee structure provides in expense certainty, and that the fees compared favorably to the peer group and Morningstar net expenses ratios. They further noted that although 13D has not implemented an expense limitation, it has effectively limited expenses to 1.50% through the use of a unitary fee. The Trustees agreed that when compared to the total expense of the peer group and Morningstar category, the Fund’s fee is reasonable.

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with 13D’s management of the Fund. They noted that based on the Fund’s current asset size and profit level, the absence of breakpoints was acceptable at this time. They considered that a representative of 13D had suggested that breakpoints may be appropriate at higher asset levels and agreed to revisit the matter at the next annual review. The Trustees discussed 13D’s position on breakpoints and

13D Activist Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2016

agreed to continue to monitor the Fund’s asset levels and revisit the matter as the Fund continues to grow. They noted that they had expressed to 13D that as Fund assets grow, the Board expects 13D to cooperatively participate in discussions regarding breakpoints with which 13D agreed.

Profitability. The Trustees reviewed the profitability analysis provided by 13D. They considered their discussions with 13D noting that 13D has recently invested substantially in its corporate infrastructure, to the benefit of the Fund and shareholders. They agreed that although the amount of profit is meaningful, 13D the Fund benefits from proprietary, affiliated research that is not fully reflected in 13D’s reported expenses. They further considered that 13D realized a loss in connection with its relationship with the Fund during the first two years of the Advisory Agreement and that, due to the unitary fee structure and lack of expense limitation agreement in place, 13D is unable to recapture any previously incurred expenses during those periods of net loss. The Trustees concluded that 13D’s level of profitability is reasonable.

Conclusion. Having requested and received such information from 13D as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of 13D Activist Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-413-3228 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-413-3228.

INVESTMENT ADVISER
13D Management LLC
152 West 57th Street, 41st Floor
New York, NY 10019

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 6/6/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 6/6/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 6/6/16